UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 21, 2019

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders.

Rite Aid Corporation (“Rite Aid”) held a Special Meeting of Stockholders on March 21, 2019.   The following is a summary on the matters voted on at that meeting.

(i)  The stockholders approved a proposal to adopt an amendment to the company’s Amended and Restated Certificate of Incorporation to effect (a) a reverse stock split of the company’s outstanding shares of common stock, at a reverse stock split ratio of 1-for-10, 1-for-15 or 1-for-20, which may be determined by Rite Aid’s Board of Directors (the “Board”) at a later date, and (b) a reduction in the number of authorized shares of Rite Aid’s common stock by a corresponding ratio (collectively, the “reverse stock split proposal”). The number of shares cast in favor of the reverse stock split proposal, the number against, the number abstaining and the broker non-votes were as follows:

For	Against	Abstain	Broker Non- Votes
768,397,584	211,840,520	7,336,567	0

(ii) The stockholders approved a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of the reverse stock split proposal (the “adjournment proposal”). The number of shares cast in favor of the adjournment proposal, the number against, the number abstaining and the broker non-votes were as follows:

For	Against	Abstain	Broker Non- Votes
742,222,044	237,371,875	7,980,752	0

The exact timing for selection of the reverse stock split ratio and the effective date of the reverse stock split will be determined by the Board based upon its evaluation as to when such action will be most advantageous to the company and its stockholders. The Board may delay or abandon the reverse stock split at any time prior to the effective time of the reverse stock split, if the Board determines that the reverse stock split is no longer in the best interests of the company or its stockholders. The reverse stock split, if implemented, would become effective upon the filing of a charter amendment with the Delaware Secretary of State.

A copy of Rite Aid’s press release announcing the results of the Special Meeting of Stockholders is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated March 21, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 21, 2019	By:	/s/ James J. Comitale
	Name:	James J. Comitale
	Title:	Senior Vice President, General Counsel